UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2016

LIQUIDITY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-51813 (Commission File Number)	52-2209244 (IRS Employer Identification No.)

1920 L Street, N.W., 6th Floor, Washington, D.C., 20036
(Address of principal executive offices)  (Zip Code)

(202) 467-6868
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           Mr. James E. Williams, the Vice President, General Counsel and Corporate Secretary of Liquidity Services, Inc. (the “Company”) will depart the Company effective March 9, 2016 after ten years of service. On behalf of its employees and the Board of Directors, the Company would like to thank Mr. Williams for his many contributions to the Company. Mr. Williams has been invaluable to the development of the Company’s legal department and to the Company’s growth over the last decade. The Company’s Senior Associate General Counsel and Assistant Secretary, Mr. Mark A. Shaffer, has been appointed General Counsel and Corporate Secretary of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.

(Registrant)

Date: March 9, 2016	By:	/s/ Mark A. Shaffer
	Name:	Mark A. Shaffer
	Title:	Acting General Counsel & Corporate Secretary

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